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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) February 22, 2001

                           Madison River Capital, LLC
             (Exact Name of Registrant as Specified in Charter)

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         Delaware                    333-36804                56-2156823
(State or Other Jurisdiction   Commission File Number      (I.R.S. Employer
    of Incorporation)                                    Identification No.)

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                             103 South Fifth Street
                         Mebane, North Carolina 27302
         (Address of Principal Executive Offices, Including Zip Code)

                                (919) 563-1500
             (Registrant's Telephone Number, Including Area Code)


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ITEM 5.     OTHER EVENTS

       On February 22, 2001, Madison River Capital, LLC issued a press release announcing its fourth quarter and year-end financial and operating results for the period ended December 31, 2000.

       The press release issued by Madison River Capital, LLC on February 22, 2001, as amended to reflect a reclassification of DSL lines from the Local Telecommunications Division to the Integrated Communications Division, and to reflect an adjustment made to nonoperating other income (expense), net for the elimination of an intercompany dividend, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of businesses acquired.

      Not applicable

(b)   Pro forma financial information.

      Not applicable

(c)   Exhibits.

       99.1 Press release, as amended, dated February 22, 2001 of Madison River Capital, LLC.


                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MADISON RIVER CAPITAL, LLC

Date:  March 2, 2001                 /s/  PAUL H. SUNU
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                                     Name:  Paul H. Sunu
                                     Title: Managing Director, Chief Financial
                                            Officer and Secretary


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                                  EXHIBIT INDEX

 Exhibit
 Number                              Description
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  99.1      Press release, as amended, dated February 22, 2001 of Madison
            River Capital, LLC.